-------------------------------------------

CLARION CMBS VALUE FUND, INC.

-------------------------------------------


OFFICERS AND DIRECTORS

Frank L. Sullivan Jr.
Chairman of the Board of Directors

Daniel Heflin
President, Chief Executive Officer and Director

Fredrick D. Arenstein
Treasurer, Compliance Officer and
Chief Financial Officer

Joanne Vitale
Secretary and Director

Robert Kopchains
Vice President

Paul S. Schreiber
Assistant Secretary

E. Robert Roskind
Director

Stephen Asheroff
Director
-------------------------------------------

INVESTMENT ADVISER
         Clarion Capital, LLC
         335 Madison Avenue
         New York, NY  10017

-------------------------------------------

ADMINISTRATOR
         State Street Bank and Trust Company
         2 Avenue de Lafayette
         Boston, MA  02111

------------------------------------------

CUSTODIAN
         State Street Kansas City
         801 Pennsylvania Avenue
         Kansas City, MO 64105

-------------------------------------------







===========================================



         CLARION CMBS VALUE FUND, INC.



============================================



              ANNUAL REPORT

             OCTOBER 31, 2000

                          CLARION CMBS VALUE FUND, INC.
          c/o Clarion Capital / 335 Madison Avenue / New York, NY 10017
                                Tel 212-883-2500




December 2000

CLARION CMBS VALUE FUND, INC.


Dear Shareholder,

Enclosed is the Annual Report for the Clarion CMBS Value Fund, Inc. (the "Fund"). This report covers the period from November 1, 1999 through October 31, 2000. The Fund is a non-diversified, open-end management investment company which was initially capitalized on December 21, 1994 with the sale of 10,011,100 shares of common stock. As of October 31, 2000, the Fund had investments in commercial mortgage backed securities with a net investment value of $101,404,017 ($121,641,474 face amount) and investments in cash equivalents and other net assets with a net investment value of $2,350,514.

For the twelve months from November 1, 1999 through October 31, 2000, the Fund generated a gross total return of 14.9% - outperforming high yield fixed income benchmarks by 1600 basis points, the commercial mortgage benchmark by 440 basis points and the commercial real estate benchmark by 220 basis points(1). Given its superior risk/return profile, the Fund is positioned to continue to outperform all relevant indices moving forward.

From a credit perspective, the Fund's seasoned portfolio continues to offer strong downside protection. The Fund currently invests in a diversified portfolio of 26 securities, which are backed by more than 3250 loans. The average mortgage origination date of the loans underlying the portfolio is 1995. As these mortgages have paid down, the average effective LTV of the portfolio has fallen to 54% without taking property value increases into consideration.

Given its strong credit quality, the Fund is expected to continue to benefit from credit upgrades, as mortgages pay down and subordination levels increase. These upgrades will result in additional capital gains, increasing the total return of the Fund.

In summary, we continue to believe that the Clarion CMBS Value Fund offers one of the best risk-adjusted returns in today's market.



Daniel Heflin
President




--------
(1) Comparisons made to the Merrill Lynch High Yield Index, the Giliberto-Levy Commercial Mortgage Index and the NCREIF Composite Index. Comparisons of the Fund to the Giliberto-Levy and NCREIF indices made for the 12-month period ending September 30, 2000.

  COMPARISON OF VALUE OF A $10,000 INVESTMENT IN CLARION CMBS VALUE FUND, INC.
                VS. LEHMAN BROTHERS AGGREGATE INTERMEDIATE INDEX


                               Value of $10,000
                          --------------------------
                                Fund      LB Int Agg
                                new
                 12/31/94     $ 10,000     $ 10,000
                  1/31/95     $ 10,171     $ 10,184
                  2/28/95     $ 10,431     $ 10,412
                  3/31/95     $ 10,512     $ 10,468
                  4/30/95     $ 10,655     $ 10,604
                  5/31/95     $ 11,086     $ 10,928
                  6/30/95     $ 11,199     $ 10,998
                  7/31/95     $ 11,168     $ 11,006
                  8/31/95     $ 11,283     $ 11,110
                  9/30/95     $ 11,389     $ 11,197
                 10/31/95     $ 11,569     $ 11,313
                 11/30/95     $ 11,805     $ 11,454
                 12/31/95     $ 11,968     $ 11,582
                  1/31/96     $ 12,069     $ 11,678
                  2/29/96     $ 11,900     $ 11,556
                  3/31/96     $ 11,854     $ 11,503
                  4/30/96     $ 11,831     $ 11,465
                  5/31/96     $ 11,877     $ 11,448
                  6/30/96     $ 11,994     $ 11,582
                  7/31/96     $ 12,064     $ 11,620
                  8/31/96     $ 12,146     $ 11,626
                  9/30/96     $ 12,385     $ 11,800
                 10/31/96     $ 12,754     $ 12,016
                 11/30/96     $ 13,085     $ 12,180
                 12/31/96     $ 13,058     $ 12,107
                  1/31/97     $ 13,084     $ 12,170
                  2/28/97     $ 13,320     $ 12,200
                  3/31/97     $ 13,276     $ 12,105
                  4/30/97     $ 13,430     $ 12,266
                  5/31/97     $ 13,834     $ 12,374
                  6/30/97     $ 14,143     $ 12,499
                  7/31/97     $ 13,892     $ 12,746
                  8/31/97     $ 13,906     $ 12,694
                  9/30/97     $ 14,258     $ 12,847
                 10/31/97     $ 14,495     $ 12,989
                 11/30/97     $ 14,488     $ 13,022
                 12/31/97     $ 14,500     $ 13,132
                  1/31/98     $ 14,804     $ 13,289
                  2/28/98     $ 14,814     $ 13,293
                  3/31/98     $ 14,942     $ 13,341
                  4/30/98     $ 14,869     $ 13,411
                  5/31/98     $ 15,022     $ 13,506
                  6/30/98     $ 15,154     $ 13,584
                  7/31/98     $ 15,170     $ 13,640
                  8/31/98     $ 15,276     $ 13,819
                  9/30/98     $ 15,412     $ 14,094
                 10/31/98     $ 14,719     $ 14,077
                 11/30/98     $ 14,519     $ 14,106
                 12/31/98     $ 14,682     $ 14,163
                  1/31/99     $ 14,807     $ 14,251
                  2/28/99     $ 14,642     $ 14,103
                  3/31/99     $ 14,765     $ 14,204
                  4/30/99     $ 14,866     $ 14,257
                  5/31/99     $ 14,994     $ 14,159
                  6/30/99     $ 14,980     $ 14,145
                  7/31/99     $ 14,972     $ 14,094
                  8/31/99     $ 14,984     $ 14,100
                  9/30/99     $ 15,166     $ 14,275
                 10/31/99     $ 15,175     $ 14,331
                 11/30/99     $ 15,219     $ 14,346
                 12/31/99     $ 15,329     $ 14,303
                  1/31/00     $ 15,318     $ 14,220
                  2/29/00     $ 15,695     $ 14,357
                  3/31/00     $ 16,035     $ 14,510
                  4/30/00     $ 16,021     $ 14,496
                  5/31/00     $ 16,122     $ 14,511
                  6/30/00     $ 16,471     $ 14,792
                  7/31/00     $ 16,656     $ 14,897
                  8/31/00     $ 16,977     $ 15,096
                  9/30/00     $ 17,129     $ 15,243
                 10/31/00     $ 17,313     $ 15,331


The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the returns of the Fund, the total return of the Lehman Brothers Aggregate Index do not include the adverse effects of shareholder transactions costs and fund operating expenses.



PERFORMANCE INFORMATION


                                                       ONE YEAR ENDED        FIVE YEARS ENDED         INCEPTION TO
                                                      OCTOBER 31, 2000     OCTOBER 31, 2000 (a)   OCTOBER 31, 2000 (b)
                                                      ----------------     --------------------   --------------------
Clarion CMBS Value Fund, Inc.                               14.08%                 8.40%                  9.81%
Lehman Brothers Aggregate Intermediate Index                 6.97%                 6.27%                  7.60%


(a) Average annual total return
(b) Average annual total return from commencement of Fund operations (December 21, 1994)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

CLARION CMBS VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


                                                                                 FACE
                                                                                AMOUNT                VALUE (a)
---------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE SECURITIES (97.73%)
---------------------------------------------------------------------------------------------------------------
CBM Funding Corp.,
     1996-1 Class D 8.645%, 2/1/08 ......................................... $    960,000        $      975,893
Chase Commercial Mortgage
     1997-2 Class F 6.600%, 8/19/12 (b) ....................................    5,800,000             4,271,938
Chase Commercial Mortgage,
     1998-2 Class F 6.390%, 7/18/13 (b) ....................................    7,000,000             5,203,359
CS First Boston Mortgage Securities Corp.,
     1995-WF1 Class D 7.532%, 12/21/27......................................    3,000,000             3,010,677
CS First Boston Mortgage Securities Corp.,
     1995-WF1 Class E 8.246%, 12/21/27 (b)..................................    2,000,000             1,995,286
CS First Boston Mortgage Securities Corp. & DLJ Mortgage Acceptance Corp.,
     REMIC 1995-T1 Class D 8.400%, 1/25/05 (b) .............................    5,839,000             5,213,561
CS First Boston Mortgage Securities Corp. & DLJ Mortgage Acceptance Corp.,
     REMIC 1995-T1 Class E 8.400%, 1/25/05 (b) .............................   11,087,000             9,065,552
CS First Boston Mortgage Securities Corp. & DLJ Mortgage Acceptance Corp.,
     REMIC 1995-T1 Class F 8.400%, 1/25/05 (b) (c) .........................    9,139,184             4,684,627
DLJ Mortgage Acceptance Corp.,
     1996-CF1 Class B2 8.274%, 5/12/09 (b) .................................    1,000,000             1,015,945
DLJ  Commercial Mortgage Corp.,
     1998-CF1 Class B3 7.600%, 6/15/10 (b)..................................   10,000,000             8,138,820
DLJ  Commercial Mortgage Corp.,
     1998-CF1 Class B4 7.600%, 1/15/13 (b) .................................    2,100,000             1,538,813
Federal Deposit Insurance Corp.,
     REMIC Trust 1994-C1 Class IIE 8.700%, 9/25/25..........................    3,035,390             3,062,132
GMAC Commercial Mortgage Securities Inc.,
     1997-C1 Class G 7.414%, 11/15/11 ......................................   10,000,000             7,656,560
J.P. Morgan Commercial Mortgage Finance Corp.,
     1996-C3 Class E 8.227%, 4/25/28 .......................................      500,000               501,282
LB Commercial Conduit Mortgage Trust,
     1996-C2 Class E 7.947%, 10/25/26 ......................................    1,944,050             1,892,921
Merrill Lynch Mortgage Investors,
     1995-C2 Class D 7.784%, 6/15/21 .......................................      772,210               765,729
Morgan Stanley Capital I, Inc.,
     1998-XL1 Class H 7.150%, 6/03/30 (b)...................................    5,000,000             4,056,955
Morgan Stanley Capital I, Inc.,
     1999-1NYP Class F 7.419%, 5/03/06 (b)..................................    2,000,000             1,926,556
Mortgage Capital Funding, Inc.,
     1995-MC1 Class A4 8.350%, 5/25/27......................................    4,575,500             4,753,839
Mortgage Capital Funding, Inc.,
     1997-MC2 Class F 7.214%, 11/20/07 (b)..................................    7,000,000             5,695,928


                       See Notes to Financial Statements.

CLARION CMBS VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2000


                                                                                 FACE
                                                                                AMOUNT                VALUE (a)
---------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE SECURITIES--(CONTINUED)
---------------------------------------------------------------------------------------------------------------
Nationsbank Commercial Pass-Through Certificates,
     1996-FS1, E 8.730%, 10/20/23 (b) ...................................... $  5,000,000        $    4,792,200
Nationslink Funding Corp.,
     1998-1, Class F 7.050%, 2/20/08 (b) ...................................    5,000,000             3,960,705
Prudential Securities Secured Financing Corp.,
     1995-MCF2 Class F 8.550%, 12/26/22 (b) ................................    5,557,000             5,637,899
Resolution Trust Corp.,
     1994-C2 Class G 8.000%, 4/25/25........................................    3,983,636             3,851,642
Resolution Trust Corp.,
     1995-C2 Class F 7.000%, 5/25/27........................................    2,770,504             2,680,413
Southern Pacific Thrift and Loan Association,
     1996-C1, F 8.825%, 4/25/28 (b) ........................................    6,578,000             5,054,785

---------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE SECURITIES
      (COST $100,954,826)...................................................                        101,404,017
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.68%)
---------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.68%)
     State Street Bank and Trust Company 4.250%, due 11/01/00
     (Collateralized by $1,660,000 U.S. Treasury Note,
     3.375%, due 1/15/07) (COST $1,743,000)................................     1,743,000             1,743,000
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.41%)
    (COST $102,697,826) (d)................................................                         103,147,017
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET OF LIABILITIES (0.59%)...................................                             607,514
---------------------------------------------------------------------------------------------------------------
NET ASSETS (100.00%).......................................................                        $103,754,531
===============================================================================================================



(a)  See Note A to Financial Statements.
(b) 144A Securities may be resold in transaction exempt from registration, normally to qualified institutional buyers. Value of these securities at October 31, 2000 was $72,252,929 or 69.64% of net assets. See Note A5.
(c)  Security is deemed illiquid at October 31, 2000.
(d) The cost for federal income tax purposes was $102,697,826. At October 31, 2000 net unrealized appreciation for all securities based on tax cost was $449,191. This consisted of aggregate gross unrealized appreciation for all securities of $3,836,145 and aggregate gross unrealized depreciation for all securities of $3,386,954.


                       See Notes to Financial Statements.

CLARION CMBS VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000



-------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at Cost.........................................................             $    102,697,826
                                                                                             ================
   Investments, at Value........................................................             $    103,147,017
   Cash.........................................................................                       44,257
   Interest Receivable..........................................................                      804,417
   Paydown Receivable...........................................................                       66,228
   Prepaid Expenses.............................................................                          487
-------------------------------------------------------------------------------------------------------------
Total Assets....................................................................                  104,062,406
-------------------------------------------------------------------------------------------------------------
LIABILITIES
   Accrued Advisory Fee - Note B................................................                      192,142
   Other Liabilities............................................................                      115,733
-------------------------------------------------------------------------------------------------------------
        Total Liabilities.......................................................                      307,875
-------------------------------------------------------------------------------------------------------------
NET ASSETS......................................................................             $    103,754,531
=============================================================================================================
NET ASSETS CONSIST OF:
   Paid in Capital .............................................................                  105,759,870
   Undistributed Net Investment Income..........................................                       48,107
   Accumulated Net Realized Loss................................................                   (2,502,637)
   Unrealized Appreciation......................................................                      449,191
-------------------------------------------------------------------------------------------------------------
NET ASSETS......................................................................             $    103,754,531
=============================================================================================================
COMMON STOCK
   Shares Issued and Outstanding, ($0.01 par value) (Authorized 250,000,000)                       12,141,589
   Net Asset Value Per Share....................................................             $           8.55
=============================================================================================================

                       See Notes to Financial Statements.

CLARION CMBS VALUE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000



-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest..............................................................                        $     9,220,177
-----------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees - Note B.....................................                        $       655,633
    Administrative Fees - Note C..........................................                                 60,000
    Custodian Fees - Note D...............................................                                  6,368
    Transfer Agent Fees...................................................                                 25,000
    Audit Fees............................................................                                 25,000
    Legal Fees............................................................                                 12,280
    Insurance Fees........................................................                                 18,000
    Directors' Fees - Note F..............................................                                  5,200
-----------------------------------------------------------------------------------------------------------------
       Total Expenses.....................................................                                807,481
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................................                              8,412,696
-----------------------------------------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS..........................................                               (910,239)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS......................                              5,811,715
-----------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...................................................                              4,901,476
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                        $    13,314,172
=================================================================================================================

                       See Notes to Financial Statements.

CLARION CMBS VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS



                                                                            YEAR                     YEAR
                                                                            ENDED                    ENDED
                                                                      OCTOBER 31, 2000         OCTOBER 31, 1999

---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income......................................        $    8,412,696           $     8,495,260
   Net Realized Loss..........................................              (910,239)               (1,592,398)
   Net Change in Unrealized Appreciation (Depreciation).......             5,811,715                (3,892,957)
--------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations.....            13,314,172                 3,009,905
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
--------------------------------------------------------------------------------------------------------------
   Net Investment Income.....................................             (8,364,589)               (8,368,404)
--------------------------------------------------------------------------------------------------------------
       Total Distributions....................................            (8,364,589)               (8,368,404)
--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS: (1)
Issued   - Regular............................................                    --                   850,000
         - In Lieu of Cash Distributions......................                61,840                    15,400
Redeemed .....................................................              (506,608)                       --
--------------------------------------------------------------------------------------------------------------
     Net (Decrease) Increase from Capital Share Transactions..              (444,768)                  865,400
--------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)..................................             4,504,815                (4,493,099)
Net Assets:
   Beginning of Year..........................................            99,249,716               103,742,815
--------------------------------------------------------------------------------------------------------------
   End of Year (including undistributed net income
   (distributions in excess of net investment income)
   of $48,107 and ($523,542), respectively) ..................       $   103,754,531           $    99,249,716

(1) Shares Issued and Redeemed:
Shares Issued     - Regular...................................                    --                   104,251
                  - In Lieu of Cash Distributions.............                 7,488                     1,862
Shares Redeemed...............................................               (61,201)                       --
--------------------------------------------------------------------------------------------------------------
                                                                             (53,713)                  106,113
==============================================================================================================


                       See Notes to Financial Statements.

CLARION CMBS VALUE FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2000





-------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets from operations.......................................                $    13,314,172
   Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
     Purchase of investment securities..............................................                    (45,601,840)
     Proceeds from sale of investment securities....................................                     43,730,431
     Net increase in short-term securities..........................................                       (572,000)
     Principal paydowns.............................................................                      2,268,072
     Decrease in interest receivable................................................                        538,906
     Decrease in payable to Custodian...............................................                       (398,417)
     Increase in accrued expenses...................................................                         26,104
     Unrealized appreciation on investments.........................................                     (5,811,715)
     Net realized loss on investments...............................................                        910,239
     Increase in other assets.......................................................                           (338)
-------------------------------------------------------------------------------------------------------------------
       Net Cash Provided by Operating Activities....................................                      8,403,614
-------------------------------------------------------------------------------------------------------------------
CASH FLOWS USED IN FINANCING ACTIVITIES: *
   Cash Subscriptions Received......................................................                        450,000
   Cash Distributions Paid..........................................................                     (8,302,749)
   Cash Redemptions Paid............................................................                       (506,608)
-------------------------------------------------------------------------------------------------------------------
       Net Cash Used in Financing Activities........................................                     (8,359,357)
-------------------------------------------------------------------------------------------------------------------
Net Increase in Cash................................................................                         44,257
CASH AT BEGINNING OF YEAR..........................................................                              --
-------------------------------------------------------------------------------------------------------------------
CASH AT END OF YEAR.................................................................                $        44,257
===================================================================================================================

* Non-cash financing activities not included herein consist of reinvestment of dividends of $61,840.



                       See Notes to Financial Statements.

CLARION CMBS VALUE FUND, INC.
FINANCIAL HIGHLIGHTS



                                                                    YEAR         YEAR         YEAR          YEAR         YEAR
                                                                    ENDED        ENDED        ENDED         ENDED        ENDED
PER SHARE OPERATING PERFORMANCE                                 OCTOBER 31,   OCTOBER 31,  OCTOBER 31,   OCTOBER 31,  OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        2000         1999         1998        1997 (1)       1996

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $   8.14     $    8.58    $    9.66    $     9.25   $    10.82
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                            0.69         0.70         0.68          0.81         0.93
   Net Realized and Unrealized Gain (Loss)                          0.41        (0.45)       (0.52)         0.40         0.06
---------------------------------------------------------------------------------------------------------------------------------
       Total from Investment Operations                             1.10         0.25         0.16          1.21         0.99
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                           (0.69)       (0.69)       (0.68)        (0.80)       (0.98)
   In Excess of Net Investment Income                                 -            -            -             -         (0.06)
   Net Realized Gain                                                  -            -         (0.27)           -         (0.48)
   Return of Capital                                                  -            -         (0.29)           -         (1.04)
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                         (0.69)       (0.69)       (1.24)        (0.80)       (2.56)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $   8.55     $    8.14    $    8.58    $     9.66   $    9.25
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
     Net Asset Value (2) (3)                                       14.08%        3.10%        1.55%         13.65%      10.26%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands)                             $ 103,755    $  99,250    $  103,743   $  112,614   $   107,833
Ratio of Net Expenses to Average Net Assets                         0.80%        0.80%        0.80%         0.79%        0.80%
Ratio of Net Investment Income to Average Net Assets                8.34%        8.40%        7.42%         8.56%        9.03%
Ratio of Voluntary Waived Fees and Expenses
     Assumed by the Adviser to Average Net Assets                   0.00%        0.15%        0.13%         0.10%        0.08%
Portfolio Turnover Rate                                              45%          29%          6%            42%          25%
---------------------------------------------------------------------------------------------------------------------------------


(1) Effective July 21, 1997, Clarion Capital became the investment adviser to the Fund.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested at net asset value. The Fund's shares are not traded, therefore market value total investment return is not calculated.
(3) Total return would have been lower had certain fees not been waived during the periods.


                       See Notes to Financial Statements.

                          CLARION CMBS VALUE FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS


Clarion CMBS Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. Prior to July 8, 1999, the Fund was registered as a closed-end management investment company. The objective of the Fund is to provide high current income by investing primarily in commercial mortgage-backed securities.

The Fund's common stock is not registered under the Securities Act of 1933. The Fund has two classes of shares, Class A and Class X. Class A Shares are offered on a private placement basis only. Class X Shares are owned by investors who purchased their interests in the Fund at the time the Fund was a closed-end Fund. Except for the expense limitation, Class A and Class X Shares are the same. There were no Class A Share transactions during the year ended October 31, 2000 and no shares were outstanding as of October 31, 2000.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. SECURITY VALUATION: Commercial mortgage securities' and other fixed income securities' valuations are based on information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

         The value of commercial mortgage securities for which no quotations are readily available are determined in good faith at fair value using methods approved by the Board of Directors. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

         2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Fund's custodian takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         4. DISTRIBUTIONS TO SHAREHOLDERS: The Fund will distribute substantially all of its net investment income monthly. Any net realized capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. Under the Fund's Automatic Dividend Reinvestment Plan, all dividends and capital gain distributions are automatically reinvested

                          CLARION CMBS VALUE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

         in additional shares at net asset value. Shareholders who do not elect to participate in such Plan will receive their dividends and distributions in cash unless the Board of Directors elects to pay such distributions in shares of the Fund's common stock.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

         5. RESTRICTED SECURITIES: The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

         6. OTHER: Security transactions are accounted for on the trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on an accrual basis.

B. ADVISORY SERVICES: Clarion Capital provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.65% of the Fund's average monthly net assets. The Advisor has agreed to waive its fee to the extent necessary to limit the Fund's total expenses to 0.80% of average net assets for Class A Shares.

C. ADMINISTRATION SERVICES: The Fund engages State Street Bank and Trust Company (the "Bank") to provide limited administration services in accordance with the administration agreement.

D. CUSTODIAN: State Street Kansas City serves as custodian for the Fund's assets held in accordance with the custodian agreement.

E. PURCHASES AND SALES: For the year ended October 31, 2000 the Fund made purchases of $45,601,840 and sales of $43,730,431 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities during the period.

F. DIRECTORS AND LEGAL FEES: Each Director, who is not an officer or affiliated person, receives $1,500 per annum plus $250 per meeting attended.

G. OTHER: At October 31, 2000 99.4% of total shares outstanding were held by one record shareholder.

H. CAPITAL LOSS CARRYFORWARD: At October 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

      October 31, 2007...................           $     1,592,398
      October 31, 2008...................                   910,239
                                                    ---------------
                                                    $     2,502,637
                                                    ===============

I. AUDIT GUIDE: Due to the issuance of the AICPA Audit and Accounting Guide for Investment Companies effective for fiscal years beginning after December 15, 2000, the Fund will be required to amortize all bond discounts and premiums and to record all paydown gains and losses to investment income for book purposes. Such adjustments will not impact the net assets or distributions of the Fund.

                        REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors and Shareholders
Clarion CMBS Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clarion CMBS Value Fund, Inc. (the "Fund") at October 31, 2000, and the results of its operations and cash flows for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended and the year ended October 31, 1996, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended October 31, 1998, were audited by other independent accountants whose report dated November 19, 1998 expressed an unqualified opinion on those financial statements.



PricewaterhouseCoopers LLP

New York, New York
November 17, 2000

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